SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event report):  April 25, 2003



                RYAN'S FAMILY STEAK HOUSES, INC.
     (Exact name of registrant as specified in its charter)


South Carolina           0-10943             57-0657895
(State or other          (Commission                   (IRS
Employer
jurisdiction of                 File Number)
Identification
incorporation)                               No.)


                  405 Lancaster Avenue (29650)
                       Post Office Box 100
                         Greer, SC 29652

       (Address of principal executive offices) (Zip Code)

 Registrant's telephone number, including area code:  (864) 879-1000


                           (No change)
(Former name or former address, if changed since last report)

Item 9  Regulation FD Disclosure

     On April 23, 2003 Ryan's Family Steak Houses, Inc. (the "Company") hosted a conference call to review the registrant's results of operations for its first fiscal quarter ended April 2, 2003. This call was available to the general public, and a transcription of the call is attached as Exhibit 99. A replay of the call we will available by calling 866-518-1010 or through the company's website at www.ryansinc.com until April 30, 2003.

     The information in this Form 8-K is furnished pursuant to
Item 12, "Results of Operations and Financial Condition".



                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               RYAN'S FAMILY STEAK HOUSES, INC.
               (Registrant)
               By:  /s/Janet J. Gleitz

               Name:  Janet J. Gleitz

               Title:  Corporate Secretary

               Date:  April 25, 2003